SunCoke Energy, Inc. Q1 2018 Earnings Conference Call April 26, 2018 Exhibit 99.2

Forward-Looking Statements
2
SXC Q1 2018 Earnings Call
This slide presentation should be reviewed in conjunction with the First Quarter 2018 earnings release of SunCoke Energy, Inc. (SXC) and conference call held on
April 26, 2018 at 11:00 a.m. ET.
Except for statements of historical fact, information contained in this presentation constitutes “forward-looking statements” as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements are based upon information currently available, and express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP).  These statements are not guarantees of future performance and undue reliance should not be placed on them.  Although management believes that its plans, intentions and expectations reflected in, or suggested by, the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all.
Forward-looking statements often may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,”
“anticipate,” “contemplate,” “estimate,” “predict,” “guidance,” “forecast,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions.  Such statements are subject to a number of known and unknown risks, and uncertainties, many of which are beyond the control of SXC and SXCP, or are difficult to predict, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements.
Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission (SEC) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement.  Such factors include, but are not limited to: changes in industry conditions; the ability to renew current customer, supplier and other material agreements; future liquidity, working capital and capital requirements; the ability to successfully implement business strategies and potential growth opportunities; the impact of indebtedness and financing plans, including sources and availability of third-party financing; possible or assumed future results of operations; the outcome of pending and future litigation; potential operating performance improvements and the ability to achieve anticipated cost savings from strategic revenue and efficiency initiatives.  For more information concerning these factors, see the SEC filings of SXC and SXCP.  All forward-looking statements included in this presentation are expressly qualified in their entirety by the cautionary statements contained in such SEC filings.
The forward-looking statements in this presentation speak only as of the date hereof.  Except as required by applicable law, SXC and SXCP do not have any intention or obligation to revise or update publicly any forward-looking statement (or associated cautionary language) made herein, whether as a result of new information, future events, or otherwise after the date of this presentation.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Furthermore, the non-GAAP financial measures presented herein may not be consistent with similar measures provided by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.  Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.  These data should be read in conjunction with the periodic reports of SXC and SXCP previously filed with the SEC.
Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals indicated and percentages may not precisely reflect the absolute figures for the same reason.
Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes.  SXC and SXCP have not independently verified the data obtained from these sources and cannot assure investors of either the accuracy or completeness of such data.

Q1 2018 Highlights
Achieved strong safety and operating performance across
coke and logistics fleet in line with expectations
Strong Q1 ’18 Adj. EBITDA of $64.0M; ended quarter with
ample liquidity position of >$370M of liquidity
Began 2018 oven rebuild campaign at IHO; improved IHO
production due to sustained operating performance from
rebuilt ovens
Handled record coal export volumes at CMT; Increasing
2018 CMT total throughput expectations to 10.0Mt -
10.5Mt
Remain well positioned to achieve FY 2018 Adj. EBITDA
guidance of $240M to $255M
3
SXC Q1 2018 Earnings Call

Q1 2018 Financial Performance
(1)
For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2)
Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke.
(3)
Corporate and Other includes the results of our former coal mining business, contributing Adjusted EBITDA losses of $2.3 million and $3.5 million to Corporate and Other during the
three months ended March 31, 2018 and 2017, respectively.
Q1 ‘18 EPS of $0.13, up from $0.02 in
the prior year quarter
•
Strong cokemaking
operating
performance, partially offset by higher
interest expense
Consolidated Adj. EBITDA
(1)
of $64.0M
up $8.4M or 15%; represents strongest
first quarter since IPO
•
Coke operations up $4.9M, primarily
driven by strong operating performance at
Indiana Harbor
•
Improved throughput volume at CMT
•
Lower Corporate and Other costs
4
SXC Q1 2018 Earnings Call
($/share)
($ in millions)
Earnings per Share
(diluted)
Consolidated
Adj. EBITDA
(1)
$64.0
Q1 ‘18
Q1 ‘17
$55.6
Q1 2018 Earnings
Q1 ‘18
Q1 ‘17
$0.02
$0.13
($ in millions, except volumes)
Q1 '18
Q1 '17
Q1 '18 vs.
Q1 '17
Domestic Coke Sales Volumes
974
946
28
Logistics Volumes
5,821
5,719
102
Coke Adj. EBITDA
(2)
$59.0
$54.1
$4.9
Logistics Adj. EBITDA
$13.6
$13.1
$0.5
Corporate and Other Adj. EBITDA
(3)
($8.6)
($11.6)
$3.0
Adjusted EBITDA (Consolidated)
(1)
$64.0
$55.7
$8.4

Adjusted EBITDA
(1)
–
Q1 ‘17 to Q1 ‘18
$55.6
$64.0
$8.9
$0.5
$3.0
Logistics
Q1 2017
Adj. EBITDA
Indiana Harbor
($4.0)
Domestic & Brazil Coke
(excl. IHO)
Corporate and Other
Q1 2018
Adj. EBITDA
Q1 ‘18 performance driven by solid domestic coke production, strong
CMT volume, and lower corporate costs
(1)
For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2)
Corporate and Other includes the results of our former coal mining business, contributing Adjusted EBITDA losses of $2.3 million and $3.5 million to Corporate and Other during the three months ended March 31, 2018 and 2017, respectively.
(1)
(1)
•
$1.5M –
Lapping of one-
time transaction costs
•
$1.2M –
Lower legacy
coal mining expenses
5
SXC Q1 2018 Earnings Call
•
$5.8M –
Strong volume and yield
from rebuilt ovens
•
$2.7M –
Benefit from increased
O&M recovery
•
$1.9M –
Higher throughput
volume at CMT
•
($0.7M) –
Impact of high
water conditions
•
($0.4M) –
Net lower volumes
at domestic terminals
•
($2.4M) –
Timing of planned outage and
maintenance costs
•
($1.2M) –
Jewell unfavorable coal cost recovery
•
($0.8M) –
Higher coal moisture from adverse
weather and logistics conditions resulted in lower
production and energy revenue at Granite City
($
in
millions)
(2)

Domestic Coke Business Summary
Solid Q1 ‘18 cokemaking
performance supports FY 2018 outlook
Domestic Cokemaking Performance
177
179
182
183
179
204
205
204
213
230
259
260
267
267
245
159
158
174
171
156
149
148
154
148
153
$56/ton
Q4 ‘17
982
962
950
$46/ton
Q1 ‘17
948
$53/ton
$41/ton
Q3 ‘17
981
$57/ton
Q2 ‘17
Q1 ‘18
Haverhill
Indiana Harbor
Jewell
Granite City
Middletown
Adjusted EBITDA/ton
946K
953K
975K
977K
Sales
Tons
(Production, Kt)
974K
Delivered Adj. EBITDA/ton
(1)
of
~$56 on 962K tons production
•
Strong yield performance; partially
offset by planned outage at Haverhill
Sustained operating performance
from rebuilt ovens at IHO
•
Rebuilt C & D batteries continue to
perform as expected; each battery
producing at >300k tons annual run-
rate
•
Significant improvement on both
production and yield
•
2018 A-battery rebuild campaign
underway
(1)
For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.
6
SXC Q1 2018 Earnings Call
(1)

Logistics Business Summary
Improved Q1 ‘18 performance driven primarily by
significant increase in CMT volumes
2,075
1,827
1,762
2,384
2,528
3,644
3,346
3,372
3,206
3,293
Q4 ‘17
5,821
Q1 ‘18
$13.6M
5,590
$35.1M
Q3 ‘17
5,134
$12.6M
Q2 ‘17
5,173
$10.0M
Q1 ‘17
5,719
$13.1M
CMT (coal & liquids)
Total Logistics Adj. EBITDA ($M)
Logistics (ex. CMT)
(Tons Handled, Kt)
Delivered Q1 ‘18 Adj. EBITDA of
$13.6M
•
Solid volumes due to continued
favorable coal export market dynamics
•
Increase CMT 2018 base take-or-pay
volumes
to
8.5Mt
-
9.0Mt
from
6.5Mt;
total
throughput
up
to
10.0Mt
-
10.5Mt
Convent contributed $12.0M to Q1
‘18 Adjusted EBITDA
•
Highest quarterly volume despite near-
historic water levels adversely
impacting operations
•
Adj. EBITDA does not include $1.2M of
deferred revenue in Q1 volume
shortfall to be recognized in Q4 ‘18
Logistics Performance
$10.9M
$7.2M
$9.7M
$29.5M
CMT Adj.
EBITDA
$12.0M
(1)
(1)
7
SXC Q1 2018 Earnings Call
(1)
Adjusted EBITDA includes Logistics deferred revenue when it is recognized as GAAP revenue.  For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2)
Q4 2017 Adjusted EBITDA includes $16.4M recognition of previously deferred revenue related to take-or-pay shortfalls throughout 2017.
(2)

Q1 2018 Liquidity
$57.3
$147.0
$120.2
Consol. Cash
@ Q1 2018
Other
($1.1)
Cash Distributions
to Public
($10.6)
SXCP Unit
Purchases
($3.4)
CapEx
($15.4)
Net Cash Provided
by Ops. Activities
Consol. Cash
@ YE 2017
Maintain strong consolidated liquidity of >$370M,
including ~$180M of SXC standalone liquidity
8
SXC Q1 2018 Earnings Call
•
Distribution of
$0.5940/unit paid
in Q1 ‘18
Consolidated
Revolver
Availability:
$227M
(Consolidated)
Q1 ‘18
Q4 ‘17
Total Debt
$887M
$887M
Gross Leverage
(1)
3.58x
3.78x
(1)
Gross leverage for Q1 2018 calculated using midpoint of FY 2018E Consolidated Adjusted EBITDA guidance; Q4 2017 based on 2017 actuals
•
Strong Q1 operating
performance
•
$12.4M benefit from
change in working
capital primarily due to
timing of SXCP senior
note interest payments
•
$7.3M Granite City
Remediation CapEx
•
$3.2M IHO oven
rebuild

SXC Capital Priorities
SXC maintains significant financial flexibility and will generate positive CF in 2018
SXCP’s
BoD
recently
declared
modified
capital
allocation
policy,
which
reduced
quarterly distributions to $0.40/unit, or $1.60/unit annually
•
SXCP will use savings to replenish cash and reduce debt to achieve its 3.5x or lower leverage target by year-end 2019; max leverage covenant step-down to 4.0x in June 2020
•
SXC’s annual GP/LP/IDR cash flows lower by ~$28M on full-year basis vs. previous distribution
Expect SXC will continue to generate sufficient positive cash flow in 2018 and beyond
SXC also has significant stand-alone liquidity of ~$180M, including $106M of cash and $74M revolver capacity as of Q1 2018
•
Minimal debt attributable to SXC ($44.7M as of Q1 2018)
Continuing to deploy capital to most efficiently maximize value for shareholders
•
Maintain flexibility to fund future growth projects, including potential tuck-in M&A
9
SXC Q1 2018 Earnings Call

2018 Key Initiatives
•
Drive strong operational & safety performance while optimizing asset utilization
Deliver Operations Excellence and Optimize Asset Base
•
Complete 67 planned A-battery oven rebuilds and deliver near-breakeven FY ‘18 Adj. EBITDA
Complete 2018 Indiana Harbor Oven Rebuild Campaign
•
Secure
further
new
business
to
contribute
towards
$5M
–
$10M
EBITDA
target
in
next
2
years
Leverage CMT Capabilities to Diversify Customer & Product Mix
•
Achieve
$240M
–
$255M
Consol.
Adj.
EBITDA
and
$150M
–
$165M
Op.
Cash
Flow
guidance
Accomplish 2018 Financial Objectives
10
SXC Q1 2018 Earnings Call

QUESTIONS

Investor Relations 630-824-1907 www.suncoke.com

APPENDIX

Definitions
Adjusted EBITDA
represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any loss (gain) on extinguishment of debt, impairments and/or changes to our contingent consideration liability related to our acquisition of CMT.  EBITDA and
Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company's net assets and its ability to incur and service debt, fund capital expenditures and make distributions.  Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity.
EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP.
EBITDA
represents earnings before interest, taxes, depreciation and amortization.
Adjusted EBITDA attributable to SXC/SXCP
represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.
Adjusted
EBITDA/Ton
represents
Adjusted
EBITDA
divided
by
tons
sold/handled.
14
SXC Q1 2018 Earnings Call

Reconciliation to Adjusted EBITDA
(1)
The Partnership recorded a loss on extinguishment of debt as a result of its debt refinancing activities which occurred during the second quarter of 2017.
(2)
In conjunction with the adoption of ASU 2017-07, the non-service type expense associate with the postretirement benefit plans was excluded from operating income and recorded in interest expense, net on the Consolidated Statements of Operations during the periods presented.
Amounts in prior periods were immaterial and therefore were not reclassified in the reconciliation of Adjusted EBITDA to net income and net cash provided by operating activities.
(3)
As a result of changes in the fair value of the contingent consideration liability, the Partnership recognized a benefit of $1.7 million during 2017.
(4)
In 2014, we finalized the required permitting and engineering plan for a potential new cokemaking facility to be constructed in Kentucky. However, in June 2017, due to our focus on renewing our existing customer contracts and the lack of any long-term customer commitment for a majority of the facility’s capacity, we decided to terminate the project. As a result, during the second quarter of 2017, the Company wrote-off previously capitalized engineering and land deposit costs of $5.3 million.
(5)
Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders.
15
SXC Q1 2018 Earnings Call
($ in millions)
Q1 '17
Q2 '17
Q3 '17
Q4 '17
FY '17
Q1 '18
Net cash provided by operating activities
29.5
$
24.9
$
73.9
$
20.2
$
148.5
$
57.3
$
Depreciation, depletion and amortization expense
33.3
33.3
30.6
31.0
128.2
32.9
Loss / (gain) on extinguishment of debt
(1)
0.1
20.2
0.1
-
20.4
0.3
Deferred income tax (benefit)/expense
65.8
14.0
(9.4)
(157.6)
(87.2)
0.2
Changes in working capital and other
(12.0)
(11.1)
33.8
(27.1)
(16.4)
10.9
Net Income (loss)
(57.7)
$
(31.5)
$
18.8
$
173.9
$
103.5
$
13.0
$
Depreciation, depletion and amortization expense
33.3
33.3
30.6
31.0
128.2
32.9
Loss / (gain) on extinguishment of debt
(1)
0.1
20.2
0.1
-
20.4
0.3
Interest expense, net
(2)
13.7
15.2
16.1
15.6
60.6
15.8
Income tax expense / (benefit)
66.2
4.7
(1.5)
(151.0)
(81.6)
2.0
Contingent consideration adjustments
(3)
-
0.3
(2.0)
-
(1.7)
-
Expiration of land deposits and write-off of costs related to potential new cokemaking facility
(4)
-
5.3
-
-
5.3
-
Adjusted EBITDA
55.6
$
47.5
$
62.1
$
69.5
$
234.7
$
64.0
$
Adjusted EBITDA attributable to noncontrolling interest
(5)
(21.6)
(17.5)
(21.9)
(25.4)
(86.4)
(19.0)
Adjusted EBITDA attributable to SXC
34.0
$
30.0
$
40.2
$
44.1
$
148.3
$
45.0
$

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton
($ in millions, except per ton data)
Domestic
Coke
Brazil Coke
Logistics
Corporate
and Other
(1)
Consolidated
Q1 2018
Adjusted EBITDA
$54.3
$4.7
$13.6
($8.6)
$64.0
Sales Volume (thousands of tons)
974
441
5,821
Adjusted EBITDA per Ton
$55.75
$10.66
$2.34
FY 2017
Adjusted EBITDA
$188.9
$18.2
$70.8
($43.2)
$234.7
Sales Volume (thousands of tons)
3,851
1,761
21,616
Adjusted EBITDA per Ton
$49.05
$10.34
$3.28
Q4 2017
Adjusted EBITDA
$39.6
$4.7
$35.1
($9.9)
$69.5
Sales Volume (thousands of tons)
977
445
5,590
Adjusted EBITDA per Ton
$40.53
$10.57
$6.28
Q3 2017
Adjusted EBITDA
$55.6
$4.6
$12.6
($10.7)
$62.1
Sales Volume (thousands of tons)
975
444
5,134
Adjusted EBITDA per Ton
$57.03
$10.36
$2.45
Q2 2017
Adjusted EBITDA
$44.0
$4.5
$10.0
($11.0)
$47.5
Sales Volume (thousands of tons)
953
437
5,173
Adjusted EBITDA per Ton
$46.17
$10.30
$1.93
Q1 2017
Adjusted EBITDA
$49.7
$4.4
$13.1
($11.6)
$55.6
Sales Volume (thousands of tons)
946
435
5,719
Adjusted EBITDA per Ton
$52.54
$10.11
$2.29
Reconciliation of Segment Adjusted
EBITDA and Adjusted EBITDA per ton
(1)
Corporate and Other includes the results of our legacy coal mining business which, incurred Adjusted EBITDA losses of $2.3 million and $3.5 million during the three months ended March 31, 2018 and 2017, respectively.
16
SXC Q1 2018 Earnings Call

Balance Sheet & Debt Metrics
(1)
Represents mid-point of FY 2018 guidance for Adj. EBITDA (Consolidated), Adj. EBITDA attributable to SXCP, and Adj. EBITDA attributable to SXC.
17
SXC Q1 2018 Earnings Call
($ in millions)
SXC
Consolidated
Attributable
to SXCP
Balance
Attributable
to SXC
Cash
147

42

106

Available Revolver Capacity
227

153

74

Total Liquidity
374

195

179

Gross Debt (Long and Short-term)
887

842

45

Net Debt (Total Debt less Cash)
740

801

(61)

FY 2018E Adj. EBITDA Guidance
(1)
247.5
220.0
165.5
Gross Debt / FY 2017E Adj. EBITDA
3.58x
3.83x
0.27x
Net Debt / FY 2017E Adj. EBITDA
2.99x
3.64x
0.00x
As of 03/31/2018
2018
2019
2020
2021
2022
2023
2024
2025
Consolidated
Total
SXCP Revolver
-
-
-
-
130.0
-
-
-
130.0
SXCP Sr. Notes
-
-
-
-
-
-
-
700.0
700.0
SXCP Sale Leaseback
2.0
2.8
7.3
-
-
-
-
-
12.1
SXC Term Loan
0.8
1.1
3.4
3.4
36.0
-
-
-
44.7
Total
2.8
$
3.9
$
10.7
$
3.4
$
166.0
$
-
$
-
$
700.0
$
886.8
$
As of
Q1 2018
($ in millions)
SXC & SXCP Debt Maturities Schedule

2018 Guidance Summary
Metric
2017
Results
2018
Guidance
(published Jan. ‘18)
Adjusted
EBITDA
(1)
Consolidated
Attrib. to SXC
$234.7M
$148.3M
$240M –
$255M
$160M –
$171M
Capital
Expenditures
(2)
$74.5M
~$95M
Domestic Coke Production
3.86 Mt
~3.9 Mt
Dom. Coke
Adj. EBITDA/ton
$49 /
ton
$50 –
$52 /
ton
Operating Cash Flow
$148.5M
$150M –
$165M
Cash Taxes
(3)
$6.8M
$7M –
$14M
(1)
For a definition and reconciliation of Adjusted EBITDA, please see other appendix materials.
(2)
FY 2017 results include $18.3M for Granite City gas sharing project and excludes $1.1M of capitalized interest.
(3)
Included in Operating Cash Flow.
Guidance remains unchanged from January 2018 announcement
18
SXC Q1 2018 Earnings Call

2018 Capital Expenditures
19
SXC Q1 2018 Earnings Call
(1)
2017 ongoing CapEx
includes approximately $51M in ongoing Coke Capex and $3M ongoing Logistics.
(2)
2018 ongoing CapEX
includes approximately $54M in ongoing Coke CapEx
and $5M ongoing Logistics.
2017 CapEx
($ in millions)
SXC
SXCP
Consolidated
Ongoing (ex. IHO rebuilds)
$6
$19
$25
IHO Oven Rebuild Initiative
30
0
30
Total Ongoing CapEx
(1)
$36
$19
$55
Other / Expansion
0
1
1
Environmental Project (Gas Sharing)
0
18
18
Total CapEx
$36
$38
$74
2018 Expected CapEx
($ in millions)
SXC
SXCP
Consolidated
Ongoing (ex. IHO rebuilds)
$7
$25
$32
IHO Oven Rebuild Initiative
27
0
27
Total Ongoing CapEx
(2)
$34
$25
$59
Other / Expansion
0
1
1
Environmental Project (Gas Sharing)
0
35
35
Total CapEx
$34
$61
$95

2018E Guidance Reconciliation
(1)
Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders.
20
SXC Q1 2018 Earnings Call
($ in millions)
2018E
Low
2018E
High
Net cash provided by Operating activities
$150
$165
Depreciation and amortization expense
(137)
(129)
Changes in working capital and other
22
14
Net Income
$35
$50
Depreciation and amortization expense
137
129
Interest expense, net
63
63
Income tax expense
5
13
Adjusted EBITDA (Consolidated)
$240
$255
Adjusted EBITDA attributable to noncontrolling interests
(1)
(80)
(84)
Adjusted EBITDA attributable to SXC
$160
$171

Thermal Coal Export Profitability
$86
$41
BTU
Premium
API 2
Benchmark
($8)
Mine
Netback
($8)
Ocean
Freight
Sulfur
Penalty
($13)
Metric to
Short Conversion
($21)
Inland
Freight
$5
(in $ per metric tonne)
Solid API2 benchmark price should continue to support
CMT ILB producers’ competitiveness in maintaining viable exports
(1)
Netback calculation example assuming $86 per metric tonne
prompt API 2 benchmark (Q1 2018 average).
(2)
Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight.
(3)
Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs.
(1)
(2)
Believe ILB export thermal
solidly profitable at Q1 ‘18
API2 benchmark pricing of
~$86/t
•
Based on average ILB cash
cost, netback calculation
implies attractive margins
CMT well-positioned to
serve existing ILB thermal
coal producers
(in $ per short ton)
(3)
21
SXC Q1 2018 Earnings Call